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                                                                   EXHIBIT 10.35


                               [BANK ONE LOGO]


April 8, 1996


Mr. Ronald J. Hottovy
Chief Financial Officer
Scientific Software-Intercomp, Inc.
1801 California Street, Suite 295
Denver, Colorado 80202-2699

Dear Ron:

Upon the receipt of Scientific Software-Intercomp's ("SSI") internally prepared December 31, 1995 financial statements, we note violations in the tangible net worth covenant, current ratio, leverage ratio and cash flow covenant.

The purpose of this letter is to grant a waiver on these covenant violations on the condition that Scientific Software- Intercomp closes on its $5,000,000 funding from The Lindner Group before May 15, 1996.

Except as stated herein, we reserve all of the rights, powers, and remedies available under our Loan Agreement if any subsequent breach of the same or other provisions occurs or has occurred.

Sincerely,

/s/ Eric R. Long
Eric R. Long
Vice President
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                            [BANK ONE LETTERHEAD]

April 8, 1996


Mr. Ronald J. Hottovy
Chief Financial Officer
Scientific Software-Intercomp, Inc.
1801 California Street, Suite 295
Denver, Colorado 80202-2699

Dear Ron:

This is to confirm the approval by Bank One, Colorado, NA of the credit facilities described below to be made available to you subject to the following terms and conditions:

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BORROWER:                          Scientific Software-Intercomp, Inc. ("Borrower")

LENDER:                            Bank One, Colorado, NA ("Bank")

TYPE OF FACILITY:                  1) Export Revolving Line of Credit
                                   2) Export Revolving Line of Credit

PURPOSE:                           1) Finance working capital needs related to export sales.
                                   2) Finance working capital needs related to export sales and issue
                                   US Dollar and foreign currency standby letters or credit to support international sales.  Disbursements shall not be made to finance the cost of selling those items which are to be sold on terms other than those approved by the Export-Import Bank of the U.S.

MAXIMUM AMOUNT:                    1) $300,000 or the Borrowing Base, if less.
                                   2) $1,200,000 or the Borrowing Base net of any advances under
                                   Facility #1, if less.

BORROWING BASE:                    Bank will advance funds and issue standby letters of credit against written export orders up to 90% of Borrower's eligible foreign accounts receivable as calculated in a monthly Borrowing Base
                                   Certificate delivered to Bank within 30 days after month end.
                                   Eligible receivables for the purpose of borrowing base calculation will include only those insured by insurance acceptable to bank, backed by letters of credit or from sales funded by the Export-
                                   Import Bank of the U.S. or the World Bank and those not aged more than 150 days.  Bank will be assigned the proceeds of the export credit insurance.  For Borrowing Base purposes, standby letters of credit denominated in foreign currencies will be marked up by 20% to cover currency fluctuations unless hedged with a forward option currency contract.

FINAL MATURITY:                    April 15, 1997

SECURITY:                          First priority security interests in all domestic accounts, foreign accounts of Borrower and Borrower's subsidiary located in the United
                                   Kingdom, equipment, general intangibles and proprietary

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                                   software of Borrower.  An intercreditor agreement will be completed, subject to Bank's acceptance and satisfaction, between Bank, The
                                   Lindner Group and Renaissance Capital whereby the Bank will assign its rights to the security after the Bank's loans and standby letters of credit have been paid in full.  In the event of a default between Borrower and other creditors, the other creditors will not be able to liquidate collateral without first extinguishing the
                                   Bank's exposure or allowing the Bank to first pursue remedies.

INTEREST RATE:                     1) Bank's prime rate minus 1.25%, floating.
                                   2) Bank's prime rate, floating.  Standby letters of credit are issued at a cost of 2.0% per annum.

FEES:                              A) At closing, $22,500 (1.5% of the Maximum Amount) for the Export-
                                   Import Bank guaranty to be effective.  This fee is passed on to the
                                   Export-Import Bank.
                                   B) Collateral and filing fees, including legal fees related to loan documentation and lien perfection, if any.
                                   C) Cost of an annual field examination, not to exceed $3,000 per year.
                                   D) $100.00 fee payable upon acceptance of this commitment letter, which is passed on to the Export-Import Bank of the U.S. as an application fee.

REPAYMENT TERMS:                   Accrued interest payable monthly and at Final Maturity; principal payable at Final Maturity, subject to acceleration upon default.
                                   Principal may be repaid and re-borrowed prior to Final Maturity.

GUARANTORS:                        Scientific Software-Intercomp (U.K.), Ltd., SSI Bethany, Inc.,
                                   Scientific Software-Texas, Inc., Intercomp Resources Development &
                                   Engineering, (Canada) Ltd. and Export-Import Bank of the U.S.

AFFIRMATIVE COVENANTS:             A) Financial Reporting.  Until Final Maturity, the Borrower will furnish to Bank the following financial statements and reports:

                                   (i) within 120 days after Borrower's fiscal year end, the annual audited financial statements of the Borrower prepared as Form 10K,
                                   (ii) within 45 days after the end of each quarter, Borrower's quarterly financial statements prepared as Form 10-Q, (iii) within
                                   30 days after the end of each month, Borrower's internally prepared financial statements, accounts receivable aging and payables, and
                                   Borrowing Base Certificate in the form attached as Exhibit A, (iv)
                                   within 30 days after the end of each month, Borrower's shipment and credit insurance premium paid report and (v) promptly upon request, such other information about Borrower or Guarantors as Bank may request from time to time.

                                   (B) Field Examination.  Permit Bank or any agent of Bank to examine and make copies of abstracts from records and books of account of
                                   Borrower, to visit and inspect the properties of Borrower and to discuss the affairs and finances of Borrower
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                                   with any of its officers or directors.

                                   C)  Until Final Maturity, Borrower will maintain Borrower's financial condition so that it meets the following requirements:

                                   i)  A minimum tangible net worth of ($3,000,000);

                                   ii)  a maximum ratio of its total liabilities divided by its net worth of 3.0:1;

                                   iii)  a minimum ratio of its current assets divided by current liabilities of 1.0:1;

                                   iv)  positive cash flow at the end of fiscal 1996.  Cash flow is defined as net income plus depreciation and amortization less any extraordinary gains or losses less any increases in capitalized software.

                                   D)  Deposit Accounts.  Borrower will maintain all material deposit accounts at Bank.

CONDITIONS PRECEDENT:              A)  Execution and delivery to the Bank of loan documents that constitute legal and binding obligations of the Borrower including but not limited to a loan agreement, promissory notes, security agreements and guarantees each in form and substance satisfactory to
                                   Bank.

                                   B)  Borrower first pays off all outstandings under existing Bank loans with proceeds from $5,000,000 loan obtained from The Lindner
                                   Group no later than May 15, 1996.

                                   C)  Execution of an intercreditor agreement satisfactory to Bank between Bank, Borrower, The Lindner Group and Renaissance Capital.
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We greatly appreciate this opportunity to provide a financing commitment.



Sincerely,


BANK ONE COLORADO                            Accepted and agreed to this ____
                                             day of ______________, 1996

By:  /s/ Eric R. Long
         Eric R. Long                        SCIENTIFIC SOFTWARE-INTERCOMP, INC.

Title:  Vice President

                                             By:
                                                -------------------------------
                                             Title
                                                  -----------------------------
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                                  EXHIBIT A

            BORROWING BASE CERTIFICATE & CERTIFICATE OF COMPLIANCE

                                      of

                     SCIENTIFIC SOFTWARE-INTERCOMP, INC.

                   As Of The Period Ending _______________

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A.  EXPORT LINE BORROWING BASE
         Foreign Accounts Receivable:
                                                              ---------------
                 *Borrower-Credit Insured
                                                              ---------------
                 *Borrower-L/C Backed
                                                              ---------------
                 *Borrower-Int'l Fin. Inst. Account
                                                              ---------------
                 SSI-UK-Credit Insured
                                                              ---------------
                 SSI-UK-L/C Backed
                                                              ---------------
                 SSI-UK-Int'l Fin. Inst. Account
                                                              ---------------       ----------------

                 Exclusions per Agreement
                          A/R over 150 days from Invoice     (               )
                                                              ---------------
                          Disputed A/Rs                      (               )
                                                              ---------------
                          Doubtful Value A/Rs                (               )
                                                              ---------------
                          No first line on A/R               (               )
                                                              ---------------
                          Uninsured Foreign A/Rs             (               )
                                                              ---------------       ----------------

                 Export Borrowing Base                             x 90%      =

                          Less:                                                     ================
                                                              ---------------
                          Line of Credit Outstandings        (               )
                                                              ---------------
                          Export USD L/C's                   (               )
                                                              ---------------
                          Export For. Currency L/C's (+20%)  (               )
                                                              ---------------
                          Excess/Deficit Borrowing Base      (               )
                                                              ---------------       ----------------
FINANCIAL COVENANT COMPLIANCE

Covenant                           Required                           Actual
- --------                           --------                           ------
Tangible Net Worth                 > ($3,000,000)
                                                                      ------------------------------
Total Liabilities/Net Worth        < 3.0:1
                                                                      ------------------------------
Current Ratio                      > 1.0:1
                                                                      ------------------------------
Cash Flow                          Positive for fiscal year
                                                                      ------------------------------
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The undersigned further certifies that (a) Borrower is in compliance with all of the covenants contained in the Agreement, and (b) there has been no Event of
Default under the Agreement which has not been cured or waived, and no
Potential Default has occurred.



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